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                                                                   EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the use of our report dated January 31, 1996, with respect to the financial statements of Sparta Pharmaceuticals, Inc. included in SuperGen, Inc.'s Current Report on Form 8-K dated August 26, 1999 filed with the Securities and Exchange Commission.


                                                 /s/ ERNST & YOUNG LLP

Raleigh, North Carolina
August 25, 1999